                                                                    EXHIBIT 99.1

[MERRILL LYNCH LOGO]                 COMPUTATIONAL MATERIALS FOR
                                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                     SERIES 2003-HE1
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[234,087,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2003-HE1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               THE PROVIDENT BANK
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 27, 2003

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                 COMPUTATIONAL MATERIALS FOR
                                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                     SERIES 2003-HE1
--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative and other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions and other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                 COMPUTATIONAL MATERIALS FOR
                                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                     SERIES 2003-HE1
--------------------------------------------------------------------------------

                                   TERM SHEET
                                OCTOBER 27, 2003

                     Merrill Lynch Mortgage Investors, Inc.
                    Mortgage Loan Asset-Backed Certificates,
                                Series 2003-HE1

                          $[234,087,000] (APPROXIMATE)
                              SUBJECT TO REVISION

                                                       PAYMENT                                           STATED
                                        WAL (YRS)      WINDOW                             EXPECTED       FINAL     EXPECTED RATINGS
               APPROX                  (7)(CALL (6)/  (CALL (6)/   PAYMENT    INTEREST      FINAL       MATURITY   (FITCH/ MOODY'S/
CLASS         SIZE ($)      COUPON       MATURITY)     MATURITY)    DELAY     ACCRUAL     MATURITY (6)    (8)           S&P)
---------   ------------  -----------  ------------   ----------   -------   ----------   ------------  --------   ----------------
CLASS A-1   [99,516,000]  LIBOR + [ ]    2.67/2.92    1-94/1-209      0      Actual/360     8/2011       7/2034     AAA/Aaa/AAA
                          (1), (2)

CLASS A-2A  [64,516,000]  LIBOR + [ ]    1.19/1.19    1-32/1-32       0      Actual/360     6/2006       7/2034     AAA/Aaa/AAA
                          (1), (2)

CLASS A-2B  [35,000,000]  LIBOR + [ ]    5.41/6.11    32-94/32-209    0      Actual/360     8/2011       7/2034     AAA/Aaa/AAA
                          (1), (2)

CLASS S (3)     Notional  1.60%-            NA             NA         0      Actual/360       N/A          N/A      AAA/Aaa/AAA
                          LIBOR (4)

CLASS M-1     13,071,000  LIBOR + [ ]    5.20/5.75    39-94/39-169    0      Actual/360     8/2011       7/2034     AA/Aa2/AA+
                          (1), (5)

CLASS M-2     11,288,000  LIBOR + [ ]    5.17/5.64    38-94/38-153    0      Actual/360     8/2011       7/2034     A+/A2/A+
                          (1), (5)

Class M-3       3,565,000                              Information Not Provided Hereby                              A/A3/A

Class B-1       2,377,000                              Information Not Provided Hereby                              A-/Baa1/BBB+

Class B-2       2,377,000                              Information Not Provided Hereby                              BBB+/Baa2/BBB

Class B-3       2,377,000                              Information Not Provided Hereby                              BBB-/Baa3/ BBB-

TOTAL       $234,087,000
OFFERED:

1)       Subject to the Available Funds Cap and the Maximum Rate Cap

2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A-1, Class A-2A and Class A-2B will increase to 2x its respective margin.

3) The Class S Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class S notional balance, which, with respect to any Distribution Date, will equal the aggregate outstanding principal balance of the Offered Certificates.

4) The Class S Certificate pass-through rate with respect to any Distribution Date will be equal to the greater of (i) 1.60% minus One-Month LIBOR for such Distribution Date and (ii) zero; provided, however, that where the predetermined rate specified in clause (i) exceeds One-Month LIBOR for a Distribution Date, the rate on the Class S Certificates with respect to the portion of the notional balance of the Class S Certificates that corresponds to each class of Offered Certificates will be subject to a cap equal to the excess of (x) the weighted average net mortgage rate of the Mortgage Loans over (y) One-Month LIBOR plus the applicable margin for such class of Offered Certificates.

5) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x its respective margin.

6) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 28% CPR for the adjustable rate collateral. Assumes 10% call.

7)       Assumes 10/30/03 Closing Date.

8)       Latest maturity date for any mortgage loan plus one year.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                 COMPUTATIONAL MATERIALS FOR
                                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                     SERIES 2003-HE1
--------------------------------------------------------------------------------

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE

Scott Soltas                        212-449-3659    scott_soltas@ml.com
Charles Sorrentino                  212-449-3659    charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE

Matt Whalen                         212-449-0752    matthew_whalen@ml.com
Paul Park                           212-449-6380    paul_park@ml.com
Ted Bouloukos                       212-449-5029    ted_bouloukos@ml.com
Fred Hubert                         212-449-5071    fred_hubert@ml.com
Alan Chan                           212-449-8140    alan_chan@ml.com
Alice Chang                         212-449-1701    alice_chang@ml.com
Sonia Lee                           212-449-5067    sonia_lee@ml.com
Amanda DeZutter                     212-449-0425    amanda_dezutter@ml.com

ABS RESEARCH

Glenn Costello                      212-449-4457    glenn_costello@ml.com

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                 COMPUTATIONAL MATERIALS FOR
                                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                     SERIES 2003-HE1
--------------------------------------------------------------------------------

TITLE OF OFFERED CERTIFICATES

Merrill Lynch Mortgage Investors, Inc., Mortgage Loan Asset-Backed Certificates Series 2003-HE1, consisting of:

Class A-1, Class A-2A, and Class A-2B Certificates (collectively, the "Class A Certificates"),
Class S Certificates (together with the Class A Certificates, the "Senior Certificates"),
Class M-1, Class M-2 and Class M-3 Certificates (collectively, the "Class M Certificates"),
Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Class B Certificates")

UNDERWRITERS

Merrill Lynch, Pierce, Fenner & Smith Incorporated, Terwin Capital, LLC

DEPOSITOR

Merrill Lynch Mortgage Investors, Inc.

SELLER

Merrill Lynch Mortgage Capital Inc.

SERVICER

The Provident Bank

TRUSTEE

Wells Fargo Bank Minnesota, N.A.

LOSS MITIGATION 4ADVISOR

The Murrayhill Company

CUT-OFF DATE

October 1, 2003

PRICING DATE

On or about October [ ], 2003

CLOSING DATE

On or about November [6], 2003

DISTRIBUTION DATES

Distribution of principal and interest on the certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in November 2003.

ERISA CONSIDERATIONS

The offered certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT

The offered certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS

For federal income tax purposes, the Trust Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION

The Trustee has the option to terminate the trust when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The termination will be effected by auctioning the remaining trust assets via a solicitation of bids from at least three bidders. Any such termination will occur only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest thereon and (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                 COMPUTATIONAL MATERIALS FOR
                                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                     SERIES 2003-HE1
--------------------------------------------------------------------------------

MORTGAGE LOANS

Fixed rate and adjustable rate, first and second lien, sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $237,650,917 originated by The Provident Bank (approximately 86%) and Novelle Financial Services, a division of Impac Funding Corporation (approximately 14%).

TOTAL DEAL SIZE

Approximately $[234,087,000]

ADMINISTRATIVE FEES

The Servicer and Loss Mitigation Advisor will be paid fees aggregating approximately 51.75 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS

1.       Mortgage insurance

2.       Excess interest

3.       Over-Collateralization

4.       Subordination

MORTGAGE INSURANCE

As of the cut-off date, lender paid mortgage insurance will cover approximately 67.86% of the mortgage loans.

EXCESS INTEREST

Excess interest cashflow will be available as credit enhancement.

OVER-COLLATERALIZATION

The over-collateralization ("O/C") amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Offered Certificates. On the Closing Date, the over-collateralization amount will equal approximately 1.50% of the aggregate principal balance of the Mortgage Loans.To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 1.50% of the aggregate principal balance of the Mortgage Loans as of the Closing Date), excess cash flow will be directed to build O/C until the over-collateralization target amount is restored.

Initial: 1.50% of original balance
Target: 1.50% of original balance before step-down, 3.00% of current balance after step-down
Floor: 0.50% of original balance
(PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION (1):

 CLASSES                  RATING (F/M/S)        SUBORDINATION
----------               ---------------        -------------
Class A-1                 AAA/Aaa/AAA               16.25%
Class A-2A                AAA/Aaa/AAA               16.25%
Class A-2B                AAA/Aaa/AAA               16.25%
Class M-1                 AA/Aa2/AA+                10.75%
Class M-2                  A+/A2/A+                  6.00%
Class M-3                   A/A3/A                   4.50%
Class B-1                 A-/Baa1/BBB+               3.50%
Class B-2                 BBB+/Baa2/BBB              2.50%
Class B-3                 BBB-/Baa3/BBB-             1.50%

-----------------------
(1) The subordination and class size percentages include the initial over-collateralization level of 1.50%.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                 COMPUTATIONAL MATERIALS FOR
                                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                     SERIES 2003-HE1
--------------------------------------------------------------------------------

CLASS SIZES (1):

  CLASSES      RATING (F/M/S)            CLASS SIZES
----------     --------------            -----------
Class A-1       AAA/Aaa/AAA                41.88%
Class A-2A      AAA/Aaa/AAA                27.15%
Class A-2B      AAA/Aaa/AAA                14.73%
Class M-1       AA/Aa2/AA+                  5.50%
Class M-2        A+/A2/A+                   4.75%
Class M-3         A/A3/A                    1.50%
Class B-1      A-/Baa1/BBB+                 1.00%
Class B-2      BBB+/Baa2/BBB                1.00%
Class B-3      BBB-/Baa3/BBB-               1.00%

INTEREST ACCRUAL

Interest will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

COUPON STEP UP

If the 10% clean-up call for the Certificates is not exercised on the first distribution date on which it is exercisable, (i) the margin on each class of the Class A Certificates will increase to 2x their respective margin, and (ii) the margin on each of the Class M and Class B Certificates will increase to 1.5x their respective margin.

AVAILABLE FUNDS CAP

The pass-through rate of the Offered Certificates will be subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Reimbursement for shortfalls arising as a result of the application of the Available Funds Cap will be paid only on a subordinated basis. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the Administrative Fees and any mortgage insurance premiums as applicable.

CAP CONTRACT

The trust fund will own a one-month LIBOR cap contract purchased for the benefit of the Offered Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the lower collar with respect to such Distribution Date shown in the table appearing on page [24]. Payments received on the cap contract will be available to pay interest to the holders of the offered certificates, up to the amount of interest shortfalls on such certificates to the extent attributable to rates in excess of the Available Funds Cap (except to the extent such shortfalls are attributable to the failure to reduce the principal amount of the Class A Certificates for realized losses that are not applied against overcollateralization or the principal amount of the Class M and Class B Certificates), as described herein.

MAXIMUM RATE CAP

The pass-through rate of the Certificates will also be subject to the "Maximum Rate Cap", which is a per annum rate equal to the product of (i) the weighted average of the net maximum lifetime mortgage rates on the adjustable rate mortgage loans and net mortgage rates on the fixed rate mortgage loans and (ii) a fraction, the numerator of which is 30 and the denominator of which is the number of days in the related Interest Accrual period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

---------------------------
(1) The subordination and class size percentages include the initial over-collateralization level of 1.50%.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                 COMPUTATIONAL MATERIALS FOR
                                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                     SERIES 2003-HE1
--------------------------------------------------------------------------------

SHORTFALL REIMBURSEMENT

If on any Distribution Date the pass-through rate is limited by the Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the Maximum Rate Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

CASHFLOW PRIORITY
<Preliminary and
Subject to Revision>

1.       Repayment of any unreimbursed Servicer advances.

2. Servicing Fees and Loss Mitigation Advisor Fees and any mortgage insurance fees as applicable.

3. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A-1 Certificates, Class A-2A Certificates, Class A-2B Certificates and Class S Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates and then to the Class B-3 Certificates.

4. Available principal funds, as follows: monthly principal to the Class A Certificates as described under Class A Principal Allocation, then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

5. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

6.       Excess interest to pay subordinate principal shortfalls.

7. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.

8. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates.

Payments received on the Cap Contract will only be available to the Offered Certificates to pay amounts in respect of Carryovers other than Carryovers occurring because the Class A Certificate principal balance does not get reduced as a result of realized losses, after the subordinate Certificates have been written down to zero. Any excess of amounts received on the Cap Contract over amounts needed to pay Carryovers on the Offered Certificates will be distributed in respect of non-offered classes of Certificates.

CLASS A PRINCIPAL
ALLOCATION

At all times distributions of principal on the Class A Certificates shall be allocated as follows:

         1. All principal shall be allocated and distributed on a pro rata basis between (i) Class A-1 Certificates on the one hand and
                  (ii) Class A-2A and Class A-2B on the other hand.

         2. Amounts allocated to the Class A-2A and Class A-2B Certificates shall be distributed sequentially, with all amounts paid to the Class A-2A Certificates until its Certificate principal balance has been reduced to zero and thereafter to the Class A-2B Certificates until its Certificate principal balance is reduced to zero.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                 COMPUTATIONAL MATERIALS FOR
                                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                     SERIES 2003-HE1
--------------------------------------------------------------------------------

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

       All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread (commencing with the distribution date in November
       2003) to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates, as described above under Class A Principal Allocation.

       After the Certificate principal balance of each class of the Class A Certificates has been reduced to zero, the amount referred to above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, as described above under Class A Principal Allocation, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, and seventh to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

CLASS A-1                    32.50%*
CLASS A-2A                   32.50%*
CLASS A-2B                   32.50%*
CLASS M-1                    21.50%*
CLASS M-2                    12.00%*
CLASS M-3                     9.00%*
CLASS B-1                     7.00%*
CLASS B-2                     5.00%*
CLASS B-3                     3.00%*

*includes overcollateralization

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                 COMPUTATIONAL MATERIALS FOR
                                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                     SERIES 2003-HE1
--------------------------------------------------------------------------------

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)       The Distribution Date is on or after the November 2006 Distribution
         Date; and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)     A Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE

The first Distribution Date on which the Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the O/C amount divided by the aggregate stated principal balance of the Mortgage Loans) is greater than or equal to the Senior Specified Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination percentage.

SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

32.50%
or
(14.75%+1.50%)*2

TRIGGER EVENT

[To be provided]

DISTRIBUTION DATE OCCURRING             LOSS PERCENTAGE
-----------------------------           ----------------
November 2006 - December 2007           [To be provided]
November 2007 - December 2008           [To be provided]
November 2008 - December 2009           [To be provided]
November 2009 - December 2010           [To be provided]
November 2010 and thereafter            [To be provided]

PROSPECTUS

The Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES

The following tables describe the mortgage loans and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                 COMPUTATIONAL MATERIALS FOR
                                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                     SERIES 2003-HE1
--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance             $  237,650,917
Aggregate Original Principal Balance                $  238,833,939
Number of Mortgage Loans                                     1,765

                                   MINIMUM    MAXIMUM    AVERAGE (1)
                                   -------    --------   -----------
Original Principal Balance         $15,000    $750,000   $   135,317
Outstanding Principal Balance      $14,521    $746,429   $   134,646

                                      MINIMUM       MAXIMUM      WEIGHTED AVERAGE (2)
                                     --------       -------      --------------------
Original Term (mos)                     120            360              338
Stated remaining Term (mos)             111            357              333
Loan Age (mos)                            3             29                6
Current Interest Rate                 5.290%        12.450%           8.016%
Initial Interest Rate Cap (3)         1.000%         3.000%           2.969%
Periodic Rate Cap (3)                 1.000%         3.000%           1.008%
Gross Margin (3)                      2.360%         9.200%           5.103%
Maximum Mortgage Rate (3)            11.990%        19.450%          14.883%
Minimum Mortgage Rate (3)             2.430%        12.220%           6.950%
Months to Roll                            4             32               19
Original Loan-to-Value                10.94%        100.00%           81.29%
Credit Score (4)                        500            802              616

                                                   EARLIEST           LATEST
                                                   --------          --------
Maturity Date                                      01/14/13          07/01/33

LIEN POSITION           PECENT OF MORTGAGE POOL
-------------           -----------------------
  1st Lien                      99.79%
  2nd Lien                       0.21%

OCCUPANCY               PECENT OF MORTGAGE POOL
-----------             -----------------------
Primary                          95.89%
Second Home                       0.32%
Investment                        3.79%

LOAN TYPE               PECENT OF MORTGAGE POOL
----------              -----------------------
Fixed Rate                       37.46%
ARM                              62.54%

YEAR OF ORIGINATION     PECENT OF MORTGAGE POOL
-------------------     -----------------------
2001                            0.47%
2003                           99.53%

     LOAN PURPOSE       PECENT OF MORTGAGE POOL
---------------------   -----------------------
Purchase                       10.07%
Refinance - Rate/Term          30.55%
Refinance - Cashout            59.38%

    PROPERTY TYPE       PECENT OF MORTGAGE POOL
--------------------    -----------------------
Single Family                   83.71%
Rowhouse                         0.11%
Condominium                      3.47%
Two- to Four-Family              4.77%
Manufactured Housing             0.76%
Planned Unit Development         7.20%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Excludes Fixed Rate Mortgage Loans.

(4) Minimum and Weighting only for loans with scores.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-HE1

MORTGAGE RATES

                                       AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                          NUMBER OF    PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE      BALANCE       MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
RANGE OF MORTGAGE RATES    LOANS      OUTSTANDING       POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
-----------------------   ---------   ------------   ----------  --------   --------   -----------   --------   --------
5.500% or less                5       $    879,434      0.37%      5.431%     748      $   175,887     63.16%    100.00%
5.501% to 6.000%             27          5,308,508      2.23       5.854      695          196,611     71.51      75.86
6.001% to 6.500%             56         10,191,772      4.29       6.321      665          181,996     74.36      75.48
6.501% to 7.000%            145         25,101,738     10.56       6.829      638          173,115     75.86      76.55
7.001% to 7.500%            215         35,691,913     15.02       7.324      634          166,009     79.02      81.13
7.501% to 8.000%            330         52,055,174     21.90       7.809      618          157,743     83.19      79.88
8.001% to 8.500%            298         39,954,225     16.81       8.291      605          134,075     84.37      80.83
8.501% to 9.000%            284         32,755,503     13.78       8.767      604          115,336     85.49      81.95
9.001% to 9.500%            160         16,934,631      7.13       9.270      578          105,841     81.91      80.41
9.501% to 10.000%           139         11,282,582      4.75       9.768      574           81,170     82.87      83.01
10.001% to 10.500%           53          4,107,265      1.73      10.245      558           77,496     75.40      78.72
10.501% to 11.000%           28          1,958,628      0.82      10.769      555           69,951     77.58      90.23
11.001% to 11.500%           12            718,314      0.30      11.277      558           59,860     80.98      92.07
11.501% to 12.000%            9            494,011      0.21      11.786      565           54,890     80.09      52.36
12.001% to 12.500%            4            217,220      0.09      12.308      540           54,305     81.05      55.18
                          -----       ------------   -------      ------      ---      -----------     -----      -----
TOTAL:                    1,765       $237,650,917    100.00%      8.016%     616      $   134,646     81.29%     80.17%
                          =====       ============   =======      ======      ===      ===========     =====      =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.290% per annum to 12.450% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 8.016% per annum.

REMAINING MONTHS TO STATED MATURITY

                                       AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
RANGE OF                  NUMBER OF    PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
REMAINING MONTHS          MORTGAGE      BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
TO STATED MATURITY          LOANS      OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING     LTV         DOC
-----------------------   ---------   ------------   ----------  --------   --------   -----------   --------   --------
109 to 120                   22       $  1,116,003       0.47%     8.645%      595     $   50,727     63.73%     100.00%
169 to 180                  214         21,610,594       9.09      8.080       629        100,984     77.54       80.85
229 to 240                   80          8,403,416       3.54      7.917       633        105,043     79.46       89.98
325 to 336                   17          1,112,198       0.47     10.770       583         65,423     79.19       59.28
349 to 360                1,432        205,408,707      86.43      7.995       614        143,442     81.87       79.70
                          -----       ------------     ------     ------       ---     ----------     -----       -----
TOTAL:                    1,765       $237,650,917     100.00%     8.016%      616     $  134,646     81.29%      80.17%
                          =====       ============     ======     ======       ===     ==========     =====       =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 111 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 333 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-HE1

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                           AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED
                              NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE    MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL   FULL
LOAN PRINCIPAL BALANCES        LOANS      OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING     LTV       DOC
--------------------------    ---------   ------------   ----------   --------  ---------  ------------   --------  -------
$50,000 or less                   195     $  7,508,538       3.16%      9.131%     604     $     38,505     73.75%    90.22%
$50,001 to $100,000               542       40,397,001      17.00       8.665      608           74,533     79.88     84.50
$100,001 to $150,000              435       53,611,152      22.56       8.079      612          123,244     81.70     86.80
$150,001 to $200,000              281       48,718,437      20.50       7.783      620          173,375     81.83     80.24
$200,001 to $250,000              152       33,655,096      14.16       7.739      621          221,415     81.77     76.43
$250,001 to $300,000               69       18,826,856       7.92       7.724      610          272,853     83.31     75.08
$300,001 to $350,000               48       15,527,591       6.53       7.546      621          323,491     81.74     79.48
$350,001 to $400,000               21        7,968,806       3.35       7.878      627          379,467     82.14     47.71
$400,001 to $450,000                4        1,698,284       0.71       7.735      641          424,571     84.32     75.78
$450,001 to $500,000                7        3,345,515       1.41       7.983      603          477,931     84.63     57.11
$500,001 to $550,000                5        2,670,766       1.12       7.378      638          534,153     77.79     60.58
$550,001 to $600,000                3        1,684,727       0.71       7.980      618          561,576     86.54     66.97
$600,001 to $650,000                1          642,204       0.27       7.640      625          642,204     75.74    100.00
$650,001 to $700,000                1          649,515       0.27       7.500      590          649,515     80.00    100.00
$700,001 to $750,000                1          746,429       0.31       7.240      723          746,429     62.50    100.00
                              -------     ------------     ------       -----      ---     ------------     -----     -----
TOTAL:                          1,765     $237,650,917     100.00%      8.016%     616     $    134,646     81.29%    80.17%
                              =======     ============     ======       =====      ===     ============     =====     =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $14,521 to approximately $746,429 and the average outstanding principal balance of the Mortgage Loans was approximately $134,646

PRODUCT TYPES

                                    AGGREGATE                                WEIGHTED     AVERAGE      WEIGHTED
                       NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED      AVERAGE     PRINCIPAL     AVERAGE       PERCENT
                       MORTGAGE      BALANCE       MORTGAGE    AVERAGE        CREDIT      BALANCE      ORIGINAL        FULL
PRODUCT TYPES           LOANS       OUTSTANDING      POOL       COUPON        SCORE      OUTSTANDING      LTV          DOC
-------------------   ----------   ------------   ----------  ----------    ----------   -----------  ----------    ----------
15/30 Balloon Loans        88      $ 10,741,834     4.52%        8.298%       622        $  122,066      81.29%        85.65%
10 Year Fixed Loans        22         1,116,003     0.47         8.645        595            50,727      63.73        100.00
15 Year Fixed Loans       126        10,868,760     4.57         7.865        637            86,260      73.84         76.11
20 Year Fixed Loans        80         8,403,416     3.54         7.917        633           105,043      79.46         89.98
30 Year Fixed Loans       428        57,883,146    24.36         7.929        628           135,241      78.45         74.20
2/28 LIBOR Loans          986       144,459,917    60.79         8.035        608           146,511      83.20         81.86
3/27 LIBOR Loans           35         4,177,842     1.76         8.259        605           119,367      82.25         75.59
                        -----      ------------   ------         -----        ---        ----------      -----         -----
TOTAL:                  1,765      $237,650,917   100.00%        8.016%       616        $  134,646      81.29%        80.17%
                        =====      ============   ======         =====        ===        ==========      =====         =====

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-HE1

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                     AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
                       NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE  PERCENT
                        MORTGAGE      BALANCE      MORTGAGE    AVERAGE      CREDIT      BALANCE     ORIGINAL    FULL
GEOGRAPHIC LOCATION      LOANS      OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING     LTV       DOC
--------------------   ---------   ------------   ----------   --------   ---------   -----------   --------  -------
Alabama                     34     $  2,932,308       1.23%      8.411%      604      $    86,244    82.43%     83.19%
Arizona                     31        4,374,491       1.84       8.010       635          141,113    86.73      85.66
Arkansas                    29        1,900,698       0.80       8.983       599           65,541    80.98      86.99
California                 162       35,386,449      14.89       7.501       622          218,435    79.65      72.87
Colorado                    41        6,599,066       2.78       7.531       631          160,953    83.92      90.59
Connecticut                 10        1,721,065       0.72       7.248       631          172,107    68.81      57.55
Delaware                     9        1,312,103       0.55       8.071       637          145,789    88.59      73.40
Florida                    111       12,958,916       5.45       7.968       634          116,747    82.29      63.53
Georgia                     84       10,456,321       4.40       8.102       599          124,480    81.42      84.07
Idaho                        7        1,185,530       0.50       8.115       598          169,361    83.70      67.76
Illinois                    84       12,881,511       5.42       8.125       604          153,351    80.42      86.61
Indiana                     43        3,311,846       1.39       8.602       610           77,020    81.88      96.95
Iowa                        19        1,358,828       0.57       8.450       631           71,517    85.48      81.80
Kansas                      20        1,281,350       0.54       8.598       624           64,068    87.65     100.00
Kentucky                    19        1,699,474       0.72       8.823       582           89,446    78.60      95.90
Louisiana                   24        2,145,006       0.90       8.578       598           89,375    80.29      73.73
Maine                        5          686,452       0.29       6.836       645          137,290    76.42     100.00
Maryland                    96       15,230,278       6.41       7.860       605          158,649    82.26      86.40
Massachusetts               22        4,223,858       1.78       7.512       638          191,994    71.88      95.79
Michigan                   136       15,026,796       6.32       8.433       610          110,491    83.71      74.54
Minnesota                   27        4,419,054       1.86       7.973       626          163,669    83.14      84.08
Missouri                    42        3,489,238       1.47       8.270       612           83,077    83.72      91.85
Montana                      1           73,123       0.03       8.170       587           73,123    84.68     100.00
Nebraska                     5          357,966       0.15       9.187       615           71,593    90.04     100.00
Nevada                       9        1,156,133       0.49       7.759       624          128,459    81.26      88.23
New Hampshire                5        1,110,020       0.47       8.092       640          222,004    86.09     100.00
New Jersey                  67       12,306,610       5.18       7.834       611          183,681    76.79      78.63
New Mexico                   4          476,139       0.20       8.213       635          119,035    72.94       0.00
New York                    75       13,571,086       5.71       7.659       626          180,948    76.63      78.22
North Carolina              53        5,772,559       2.43       8.291       607          108,916    82.73      87.27
Ohio                        59        5,710,602       2.40       8.284       624           96,790    83.98      84.73
Oklahoma                    14        1,615,447       0.68       8.850       597          115,389    84.97      71.76
Oregon                      11        1,687,248       0.71       7.794       618          153,386    85.24      66.62
Pennsylvania                46        5,315,562       2.24       8.357       598          115,556    82.51      84.42
Rhode Island                 8        1,133,393       0.48       7.948       618          141,674    82.36      84.01
South Carolina              41        4,451,157       1.87       8.690       605          108,565    84.14      59.06
South Dakota                 1           72,533       0.03       6.460       712           72,533    63.86     100.00
Tennessee                   65        5,957,794       2.51       8.958       605           91,658    84.97      75.41
Texas                       81        9,520,072       4.01       8.201       620          117,532    78.36      83.59
Utah                        12        2,120,494       0.89       8.052       637          176,708    85.46      66.60
Vermont                      5          682,441       0.29       8.766       611          136,488    87.40      68.75
Virginia                    63       10,120,932       4.26       7.904       610          160,650    82.33      88.66
Washington                  23        3,218,662       1.35       7.922       615          139,942    84.33      95.44
West Virginia               28        2,219,660       0.93       8.342       612           79,274    81.01      91.71
Wisconsin                   33        4,312,936       1.81       8.269       617          130,695    85.24      80.49
Wyoming                      1          107,707       0.05       9.100       578          107,707    90.00     100.00
                         -------   ------------     ------       -----       ---      -----------    -----     ------
TOTAL:                   1,765     $237,650,917     100.00%      8.016%      616      $   134,646    81.29%     80.17%
                         -------   ------------     ------       -----       ---      -----------    -----     ------

No more than approximately 0.49% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-HE1

ORIGINAL LOAN-TO-VALUE RATIOS

                                  AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                      NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL     MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL
LOAN-TO-VALUE RATIOS    LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING      LTV        DOC
--------------------  ---------  ------------  ----------  --------   -------   ----------   --------   -------
50.00% or less             68    $  5,029,140     2.12%     7.835%     610      $  73,958     39.70%     81.39%
50.01% to 55.00%           29       3,811,169     1.60      7.705      611        131,420     52.15      72.41
55.01% to 60.00%           34       4,431,848     1.86      7.362      641        130,348     57.89      79.01
60.01% to 65.00%           61       7,956,078     3.35      7.881      609        130,428     62.88      78.48
65.01% to 70.00%          131      17,446,511     7.34      7.556      621        133,179     68.62      66.77
70.01% to 75.00%          185      24,589,490    10.35      7.967      594        132,916     74.14      76.47
75.01% to 80.00%          386      50,131,060    21.09      7.922      607        129,873      79.2      79.47
80.01% to 85.00%          273      39,570,229    16.65      7.953      616        144,946     84.41      72.89
85.01% to 90.00%          376      52,317,252    22.01      8.242      607        139,142     89.67      88.51
90.01% to 95.00%          113      17,233,370     7.25      8.127      653        152,508     94.54      79.65
95.01% to 100.00%         109      15,134,771     6.37      8.596      661        138,851      99.9      97.49
                        -----    ------------   ------      -----      ---      ---------     -----      -----
TOTAL:                  1,765    $237,650,917   100.00%     8.016%     616      $ 134,646     81.29%     80.17%
                        =====    ============   ======      =====      ===      =========     =====      =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 10.94% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.21% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 95.67%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 17.74%.

LOAN PURPOSE

                                    AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
                        MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL
LOAN PURPOSE              LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING      LTV        DOC
---------------------   ---------  ------------  ----------  --------  --------  -----------   --------   -------
Refinance - Cashout       1,049    $141,123,593    59.38%     8.000%     611     $   134,532    79.34%     78.73%
Refinance - Rate/Term       533      72,598,033    30.55      7.998      616         136,206    82.70      86.04
Purchase                    183      23,929,290    10.07      8.163      642         130,761    88.53      70.85
                          -----    ------------   ------      -----      ---     -----------    -----      -----
TOTAL:                    1,765    $237,650,917   100.00%     8.016%     616     $   134,646    81.29%     80.17%
                          -----    ------------   ------      -----      ---     -----------    -----      -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-HE1

PROPERTY TYPE

                                        AGGREGATE                              WEIGHTED     AVERAGE    WEIGHTED
                          NUMBER OF     PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                          MORTGAGE       BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE    ORIGINAL    FULL
PROPERTY TYPE               LOANS      OUTSTANDING        POOL       COUPON      SCORE    OUTSTANDING    LTV       DOC
------------------------  ---------    ------------    ----------   ---------  ---------  -----------  --------  -------
Single Family                1,505     $198,925,867       83.71%      8.038%      615     $   132,177    81.30%   79.87%
Rowhouse                         1          254,057        0.11       8.500       622         254,057    59.30     0.00
Condominium                     67        8,238,080        3.47       7.683       641         122,956    82.16    85.81
Two- to Four-Family             78       11,326,743        4.77       7.876       621         145,215    77.05    73.63
Manufactured Housing            24        1,796,798        0.76       8.783       610          74,867    77.28    82.11
Planned Unit Development        90       17,109,373        7.20       7.918       607         190,104    84.34    86.25
                          --------     ------------      ------       -----       ---     -----------    -----    -----
TOTAL:                       1,765     $237,650,917      100.00%      8.016%      616     $   134,646    81.29%   80.17%
                          ========     ============      ======       =====       ===     ===========    =====    =====

DOCUMENTATION

                                                 AGGREGATE                                           AVERAGE    WEIGHTED
                                   NUMBER OF     PRINCIPAL      PERCENT OF   WEIGHTED   WEIGHTED    PRINCIPAL    AVERAGE  PERCENT
                                   MORTGAGE       BALANCE        MORTGAGE     AVERAGE   AVERAGE      BALANCE    ORIGINAL    FULL
PROVIDENT                            LOANS      OUTSTANDING       POOL        COUPON     FICO      OUTSTANDING    LTV       DOC
-------------------------------    ---------    ------------    ----------   --------   --------   -----------  --------  -------
Full Documentation                    1,345     $171,432,944       72.14%      8.049%       612    $   127,459    81.78%   100.00%
No Documentation                        145       22,655,183        9.53       8.206        640        156,243    78.62      0.00
Lite Documentation                       40        5,815,511        2.45       7.859        621        145,388    79.29      0.00
Stated Documentation                     32        4,697,758        1.98       7.755        657        146,805    77.59      0.00
                                   --------     ------------    --------     -------    -------    -----------  -------   -------
 SUB-TOTAL PROVIDENT                  1,562     $204,601,396       86.09%      8.054%       616    $   130,987    81.27%    83.79%
                                   ========     ============    ========     =======    =======    ===========  =======   =======

NOVELLE

Full Documentation                      126     $ 19,082,653        8.03%      7.812%       593    $   151,450    82.92%   100.00%
No Inomce/No Asset Verification          29        4,752,086        2.00       7.671        645        163,865    78.40      0.00
Stated Documentation                     18        3,160,460        1.33       7.740        611        175,581    73.40      0.00
No Documenation                          16        3,107,837        1.31       8.004        654        194,240    84.76      0.00
No Documenation/Verified Assets          11        2,580,476        1.09       7.593        654        234,589    82.11      0.00
Lite Documentation                        3          366,009        0.15       7.152        708        122,003    79.70      0.00
                                   --------     ------------    --------     -------    -------    -----------  -------   -------
 SUB-TOTAL NOVELLE                      203     $ 33,049,521       13.91%      7.779%       614    $   162,806    81.43%    57.74%
                                   ========     ============    ========     =======    =======    ===========  =======   =======

TOTAL:                                1,765     $237,650,917      100.00%      8.016%       616    $   134,646    81.29%    80.17%
                                   ========     ============    ========     =======    =======    ===========  =======   =======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-HE1

OCCUPANCY

                                                 AGGREGATE                              WEIGHTED     AVERAGE    WEIGHTED
                                   NUMBER OF     PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE   PERCENT
                                    MORTGAGE      BALANCE        MORTGAGE     AVERAGE    CREDIT      BALANCE    ORIGINAL   FULL
OCCUPANCY                            LOANS      OUTSTANDING        POOL       COUPON     SCORE     OUTSTANDING    LTV       DOC
-------------------------------    ---------    ------------    ----------   --------   --------   -----------  --------  -------
Primary                               1,657     $227,890,705      95.89%       8.010%     615      $   137,532    81.51%   80.55%
Investment                              104        9,001,706       3.79        8.237      635           86,555    75.29    76.92
Second Home                               4          758,506       0.32        7.073      718          189,626    85.08     3.63
                                   --------     ------------    -------      -------    -----      -----------  -------   ------
TOTAL:                                1,765     $237,650,917     100.00%       8.016%     616      $   134,646    81.29%   80.17%
                                   ========     ============    =======      =======    =====      ===========  =======   ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                                 AGGREGATE                              WEIGHTED     AVERAGE    WEIGHTED
                                   NUMBER OF     PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOAN AGE                   MORTGAGE      BALANCE        MORTGAGE     AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL
(MONTHS)                             LOANS      OUTSTANDING        POOL       COUPON     SCORE     OUTSTANDING     LTV       DOC
-------------------------------    ---------    ------------    ----------   --------   --------   -----------  --------  -------
3                                        5      $    547,362       0.23%       8.218%     630      $   109,472    90.02%   54.97%
4                                      397        57,327,826      24.12        7.804      613          144,403    81.58    73.25
5                                      480        62,943,490      26.49        7.950      616          131,132    80.52    82.90
6                                      458        62,788,183      26.42        8.011      618          137,092    80.40    84.24
7                                      312        40,935,014      17.22        8.259      614          131,202    82.39    81.02
8                                       93        11,878,993       5.00        8.293      625          127,731    84.76    77.47
9                                        3           117,851       0.05        9.250      601           39,284    72.70   100.00
26                                      10           705,104       0.30       11.014      575           70,510    82.66    70.47
27                                       3           158,573       0.07        9.922      558           52,858    66.40    40.42
28                                       3           193,056       0.08       10.542      639           64,352    78.22    22.19
29                                       1            55,466       0.02       10.875      557           55,466    75.00   100.00
                                   -------      ------------    -------      -------    -----      -----------  -------   ------
TOTAL:                               1,765      $237,650,917     100.00%       8.016%     616      $   134,646    81.29%   80.17%
                                   =======      ============    =======      =======    =====      ===========  =======   ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 6 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-HE1

ORIGINAL PREPAYMENT PENALTY TERM

                                                 AGGREGATE                              WEIGHTED     AVERAGE    WEIGHTED
                                   NUMBER OF     PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE   PERCENT
ORIGINAL PREPAYMENT                 MORTGAGE      BALANCE        MORTGAGE     AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL
PENALTY TERM                         LOANS      OUTSTANDING        POOL       COUPON     SCORE     OUTSTANDING     LTV      DOC
-------------------------------    ---------    ------------    ----------   --------   --------   -----------  --------  -------
None                                   453      $ 58,405,547      24.58%      8.003%       613     $   128,931    79.05%   82.91%
12 Months                              124        21,029,588       8.85       7.896        627         169,593    78.62    82.72
24 Months                              705        99,995,062      42.08       8.046        609         141,837    83.63    80.56
36 Months                              466        56,821,608      23.91       8.009        628         121,935    80.64    75.30
48 Months                                1           241,188       0.10       6.180        634         241,188    75.00   100.00
60 Months                               16         1,157,925       0.49       8.898        570          72,370    73.72    95.52
                                   -------      ------------    -------      ------     ------     -----------  -------   ------
TOTAL:                               1,765      $237,650,917     100.00%      8.016%       616     $   134,646    81.29%   80.17%
                                   =======      ============    =======      ======     ======     ===========  =======   ======

The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

CREDIT SCORES

                                                 AGGREGATE                              WEIGHTED     AVERAGE    WEIGHTED
                                   NUMBER OF     PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE   PERCENT
                                   MORTGAGE       BALANCE        MORTGAGE     AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL
RANGE OF CREDIT SCORES               LOANS      OUTSTANDING        POOL       COUPON     SCORE     OUTSTANDING     LTV       DOC
-------------------------------    ---------    ------------    ----------   --------   --------   -----------  --------  -------
451 to 500                               4      $    389,203       0.16%     10.563%       500     $    97,301    73.27%   74.98%
501 to 550                             226        26,161,193      11.01       9.020        533         115,757    75.09    85.49
551 to 600                             536        68,344,092      28.76       8.355        576         127,508    80.52    90.53
601 to 650                             597        84,864,656      35.71       7.831        624         142,152    83.26    80.93
651 to 700                             276        40,102,876      16.87       7.540        670         145,300    83.52    64.74
701 to 750                              98        14,365,134       6.04       7.154        723         146,583    80.53    62.76
751 to 800                              27         3,216,694       1.35       6.960        769         119,137    71.50    65.89
801 to 850                               1           207,069       0.09       8.340        802         207,069   100.00   100.00
                                   -------      ------------    -------      ------     ------     -----------  -------   ------
TOTAL:                               1,765      $237,650,917     100.00%      8.016%       616     $   134,646    81.29%   80.17%
                                   =======      ============    =======      ======     ======     ===========  =======   ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 802 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 616.

MORTGAGE INSURANCE

                                                 AGGREGATE                              WEIGHTED     AVERAGE    WEIGHTED
                                   NUMBER OF     PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE   PERCENT
                                    MORTGAGE      BALANCE        MORTGAGE     AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL
MORTGAGE INSURANCE                   LOANS      OUTSTANDING        POOL       COUPON     SCORE     OUTSTANDING     LTV       DOC
-------------------------------    ---------    ------------    ----------   --------   --------   -----------  --------  -------
Mortgage Insurance                   1,195      $161,260,113       67.86%     7.804%       624     $   134,946   82.48%    81.53%
No Mortgage Insurance                  570        76,390,804       32.14      8.462        598         134,019   78.77     77.29
-------------------------------    -------      ------------    --------     ------     ------     -----------  ------    ------
TOTAL:                               1,765      $237,650,917      100.00%     8.016%       616     $   134,646   81.29%    80.17%
                                   =======      ============    ========     ======     ======     ===========  ======    ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-HE1

CREDIT GRADE

                                                 AGGREGATE                              WEIGHTED     AVERAGE    WEIGHTED
                                   NUMBER OF     PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE   PERCENT
                                    MORTGAGE      BALANCE        MORTGAGE     AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL
PROVIDENT                            LOANS      OUTSTANDING        POOL       COUPON     SCORE     OUTSTANDING     LTV      DOC
-------------------------------    ---------    ------------    ----------   --------   --------   -----------  --------  -------
0                                      993      $134,343,816      56.53%      7.867%       627     $   135,291    82.64%    87.02%
1                                      259        35,761,089      15.05       8.255        590         138,074    80.94     79.76
2                                      160        16,288,904       6.85       8.692        583         101,806    78.24     93.62
3                                       26         2,820,889       1.19       8.436        606         108,496    77.37     98.36
4                                       64         7,440,166       3.13       8.921        580         116,253    71.76     89.06
5                                        9           931,618       0.39       9.375        544         103,513    68.83    100.00
6                                       51         7,014,913       2.95       7.883        670         137,547    76.89      6.09
                                   -------      ------------    -------      ------     ------     -----------  -------   -------
 SUB-TOTAL PROVIDENT                 1,562      $204,601,396      86.09%      8.054%       616     $   130,987    81.27%    83.79%
                                   =======      ============    =======      ======     ======     ===========  =======   =======

NOVELLE
A                                      101      $ 16,833,522       7.08%      7.605%       654     $   166,669    83.17%    35.06%
A-                                      56         8,829,813       3.72       7.763        593         157,675    83.39     88.18
B                                       26         4,607,652       1.94       8.046        548         177,217    76.06     60.85
C                                       18         2,572,397       1.08       8.378        549         142,911    74.07     92.69
CX                                       2           206,138       0.09       9.205        530         103,069    67.83    100.00
                                   -------      ------------    -------      ------     ------     -----------  -------   -------
 SUB-TOTAL NOVELLE:                    203      $ 33,049,521      13.91%      7.779%       614     $   162,806    81.43%    57.74%
                                   =======      ============    =======      ======     ======     ===========  =======   =======

TOTAL:                               1,765      $237,650,917     100.00%      8.016%       616     $   134,646    81.29%    80.17%
                                   =======      ============    =======      ======     ======     ===========  =======   =======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-HE1

GROSS MARGINS

                                                 AGGREGATE                              WEIGHTED     AVERAGE    WEIGHTED
                                   NUMBER OF     PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE   PERCENT
                                    MORTGAGE      BALANCE        MORTGAGE     AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL
RANGE OF GROSS MARGINS               LOANS      OUTSTANDING        POOL       COUPON     SCORE     OUTSTANDING     LTV      DOC
-------------------------------    ---------    ------------    ----------   --------   --------   -----------  --------  -------
2.001% to 2.500%                        4       $    662,457       0.45%       5.941%     687      $   165,614    72.60%  100.00%
2.501% to 3.000%                       11          2,038,324       1.37        6.106      663          185,302    79.72    88.49
3.001% to 3.500%                       30          5,608,916       3.77        6.782      638          186,964    80.46    86.72
3.501% to 4.000%                       91         15,927,827      10.72        6.920      631          175,031    78.90    87.88
4.001% to 4.500%                      144         24,876,802      16.74        7.519      627          172,756    81.89    81.59
4.501% to 5.000%                      166         25,992,168      17.49        7.984      610          156,579    85.08    83.56
5.001% to 5.500%                      176         26,513,547      17.84        8.339      616          150,645    87.42    80.73
5.501% to 6.000%                      146         18,557,394      12.48        8.530      585          127,105    82.87    71.61
6.001% to 6.500%                       98         12,110,659       8.15        8.790      574          123,578    82.84    85.16
6.501% to 7.000%                       78          8,326,830       5.60        9.072      578          106,754    80.41    74.92
7.001% to 7.500%                       41          5,058,051       3.40        8.806      572          123,367    84.25    91.42
7.501% to 8.000%                       21          1,881,608       1.27        9.905      569           89,600    82.32    85.03
8.001% to 8.500%                        7            433,790       0.29       10.321      555           61,970    77.07    56.90
8.501% to 9.000%                        6            480,181       0.32       10.824      546           80,030    79.82    39.38
9.001% to 9.500%                        2            169,206       0.11       10.465      552           84,603    85.03   100.00
                                   ------       ------------    -------      -------    -----      -----------  -------   ------
TOTAL:                              1,021       $148,637,759     100.00%       8.041%     608      $   145,581    83.17%   81.69%
                                   ======       ============    =======      =======    =====      ===========  =======   ======

As of the Cut-off Date, the weighted average Gross Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 5.103% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                 COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]             MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                 SERIES 2003-HE1

MAXIMUM MORTGAGE RATES

                                    AGGREGATE                                WEIGHTED      AVERAGE      WEIGHTED
                      NUMBER OF     PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
 RANGE OF MAXIMUM      MORTGAGE      BALANCE        MORTGAGE      AVERAGE     CREDIT       BALANCE      ORIGINAL      FULL
  MORTGAGE RATES        LOANS      OUTSTANDING        POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC
------------------    ---------    ------------    ----------    --------    --------    -----------    --------    -------
13.000% or less            30      $  5,567,133        3.75%       6.332%       659      $ 185,571       75.25%      71.76%
13.001% to 13.500%         51         9,704,115        6.53        6.802        639        190,277       81.80       72.08
13.501% to 14.000%        114        19,817,065       13.33        7.228        619        173,834       80.39       76.80
14.001% to 14.500%        131        22,729,186       15.29        7.541        616        173,505       81.35       82.82
14.501% to 15.000%        174        29,467,251       19.82        7.860        614        169,352       85.06       83.62
15.001% to 15.500%        155        21,541,959       14.49        8.348        603        138,980       85.97       84.50
15.501% to 16.000%        163        20,508,787       13.80        8.775        598        125,821       86.79       87.58
16.001% to 16.500%         73         8,146,547        5.48        9.257        569        111,597       82.36       80.10
16.501% to 17.000%         75         6,631,832        4.46        9.770        570         88,424       83.99       86.49
17.001% to 17.500%         25         2,197,095        1.48       10.214        547         87,884       72.69       69.25
17.501% to 18.000%         18         1,487,745        1.00       10.393        564         82,652       79.01       90.45
18.001% to 18.500%          5           346,297        0.23       11.260        537         69,259       80.48       83.56
18.501% to 19.000%          5           311,230        0.21       11.790        533         62,246       72.66       24.38
19.001% to 19.500%          2           181,518        0.12       12.327        516         90,759       77.32       46.36
                        -----      ------------      ------       ------        ---      -----------     -----       -----
TOTAL:                  1,021      $148,637,759      100.00%       8.041%       608      $ 145,581       83.17%      81.69%
                        =====      ============      ======       ======        ===      ===========     =====       =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.990% per annum to 19.450% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 14.883% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                 COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]             MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                 SERIES 2003-HE1

NEXT RATE ADJUSTMENT DATE

                                           AGGREGATE                                WEIGHTED      AVERAGE      WEIGHTED
                             NUMBER OF     PRINCIPAL      PERCENT OF    WEIGHTED     AVERAGE     PRINCIPAL      AVERAGE    PERCENT
                              MORTGAGE      BALANCE        MORTGAGE      AVERAGE     CREDIT       BALANCE      ORIGINAL     FULL
NEXT RATE ADJUSTMENT DATE      LOANS      OUTSTANDING        POOL        COUPON       SCORE     OUTSTANDING       LTV        DOC
-------------------------    ---------    ------------    ----------    --------    --------    -----------    --------    -------
February 2004                      5      $    385,374       0.26%       11.024%      582         $77,075       81.98%      54.90%
May 2004                           1            55,466       0.04        10.875       557          55,466       75.00      100.00
June 2004                          3           193,056       0.13        10.542       639          64,352       78.22       22.19
July 2004                          3           158,573       0.11         9.922       558          52,858       66.40       40.42
August 2004                        5           319,730       0.22        11.003       567          63,946       83.47       89.24
February 2005                     56         7,475,121       5.03         8.397       611         133,484       87.20       83.80
March 2005                       175        25,376,230      17.07         8.207       605         145,007       83.04       81.35
April 2005                       244        36,764,672      24.73         8.030       613         150,675       82.76       86.02
May 2005                         277        40,375,171      27.16         7.996       607         145,759       82.66       83.12
June 2005                        225        33,657,273      22.64         7.846       606         149,588       83.49       76.58
July 2005                          4           426,076       0.29         7.689       649         106,519       90.03       42.15
February 2006                      1           353,438       0.24         6.625       592         353,438       80.00      100.00
March 2006                         3           618,877       0.42         7.798       667         206,292       91.20       47.66
April 2006                         6           733,696       0.49         7.984       612         122,283       86.65      100.00
May 2006                           3           348,149       0.23         8.232       636         116,050       85.71       70.28
June 2006                         10         1,396,858       0.94         7.791       580         139,686       78.05       77.58
                               -----      ------------     ------         -----       ---        --------       -----       -----
TOTAL:                         1,021      $148,637,759     100.00%        8.041%      608        $145,581       83.17%      81.69%
                               =====      ============     ======         =====       ===        ========       =====       =====

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                 COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]             MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                 SERIES 2003-HE1

                             ASSUMED MORTGAGE POOLS

                            FIXED RATE MORTGAGE LOANS

                                                                                                                ORIGINAL
                                                                               ORIGINAL        REMAINING       MONTHS TO
                                        NET       ORIGINAL     REMAINING     AMORTIZATION     AMORTIZATION     PREPAYMENT
                        MORTGAGE     MORTGAGE       TERM         TERM            TERM             TERM          PENALTY
CURRENT BALANCE ($)      RATE(%)      RATE(%)     (MONTHS)     (MONTHS)        (MONTHS)         (MONTHS)       EXPIRATION
-------------------     --------     --------     --------     ---------     ------------     ------------     ----------
    1,885,500.91          8.076        6.585        180           175            360              355               0
    1,776,821.17          8.655        7.302        180           174            360              354              12
      386,818.65          7.638        5.864        180           175            360              355              24
    6,650,752.13          8.288        7.005        180           174            360              354              36
       41,921.83         10.890       10.373        180           175            360              355              60
      615,280.72          8.320        7.343        120           114            120              114               0
       41,971.67          9.500        7.583        120           115            120              115              24
      403,621.28          8.877        7.695        120           115            120              115              36
       55,127.19          9.930        9.413        120           115            120              115              60
    4,121,356.07          7.803        6.118        180           175            180              175               0
    1,284,918.16          7.447        5.936        180           174            180              174              12
    5,412,656.99          8.004        6.526        180           175            180              175              36
       49,809.39          8.570        8.053        180           174            180              174              60
    2,900,710.00          7.901        6.507        240           234            240              234               0
    1,708,968.76          7.889        6.400        240           234            240              234              12
      377,283.46          8.377        7.019        240           233            240              233              24
    3,249,545.13          7.791        6.031        240           234            240              234              36
      166,893.26          9.927        8.815        240           233            240              233              60
   18,552,779.41          8.146        6.554        360           355            360              355               0
    6,807,505.20          7.507        5.999        360           354            360              354              12
    2,030,959.74          8.056        6.548        360           355            360              355              24
   29,801,729.08          7.871        6.283        360           355            360              355              36
      690,069.80          8.425        6.684        360           354            360              354              60
-------------------
   89,013,000.00

                         ADJUSTABLE RATE MORTGAGE LOANS

                                                                         INITIAL                                   RATE
                                 NET     ORIGINAL  REMAINING               RATE                                   CHANGE
                     MORTGAGE  MORTGAGE    TERM     TERM       GROSS     CHANGE   PERIODIC  MAXIMUM   MINIMUM   FREQUENCY
CURRENT BALANCE ($)   RATE(%)   RATE(%)  (MONTHS)  (MONTHS)   MARGIN(%)   CAP(%)    CAP(%)   RATE(%)   RATE(%)   (MONTHS)
-------------------  --------  --------  --------  ---------  ---------  -------  --------  --------  --------  ---------
   29,726,938.53       7.942    6.523      360        354       4.833     2.945     1.003    14.907      6.755      6
    9,213,098.73       8.098    6.622      360        354       5.011     3.000     1.000    15.160      6.902      6
   96,862,584.53       8.044    6.621      360        355       5.194     2.985     1.011    14.816      7.005      6
    8,261,269.89       8.226    7.022      360        354       5.022     2.991     1.000    15.229      7.273      6
      241,186.55       6.180    4.263      360        353       2.930     3.000     1.000    13.180      2.930      6
      154,100.76       9.092    7.175      360        352       5.842     3.000     1.000    15.789      6.825      6
      602,776.71       7.945    6.618      360        351       5.037     2.538     1.000    14.607      7.140      6
      238,206.79       8.039    6.122      360        351       4.789     2.640     1.000    15.039      4.789      6
      294,942.87       8.680    8.163      360        353       5.430     3.000     1.000    15.680      8.680      6
    3,041,894.64       8.297    7.018      360        351       5.467     2.642     1.000    15.025      6.691      6
-------------------
  148,637,000.00

                     NUMBER OF
                       MONTHS
                     UNTIL NEXT
                        RATE
                     ADJUSTMENT
CURRENT BALANCE ($)     DATE         INDEX
-------------------  ----------  -------------
   29,726,938.53        18       6 Month LIBOR
    9,213,098.73        18       6 Month LIBOR
   96,862,584.53        19       6 Month LIBOR
    8,261,269.89        18       6 Month LIBOR
      241,186.55        17       6 Month LIBOR
      154,100.76        16       6 Month LIBOR
      602,776.71        27       6 Month LIBOR
      238,206.79        27       6 Month LIBOR
      294,942.87        29       6 Month LIBOR
    3,041,894.64        27       6 Month LIBOR
-------------------
  148,637,000.00

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                 COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]             MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                 SERIES 2003-HE1

                            ONE-MONTH LIBOR CAP TABLE

                                                NOTIONAL            1ML STRIKE              1ML STRIKE
BEGINNING ACCRUAL       ENDING ACCRUAL         BALANCE ($)        LOWER COLLAR (%)       UPPER COLLAR (%)
-----------------       --------------       --------------       ----------------       ----------------
    10/30/03               11/25/03          237,650,000.00             7.202                 9.850
    11/25/03               12/25/03          232,440,280.88             6.659                 9.850
    12/25/03                1/25/04          227,189,126.61             6.446                 9.850
     1/25/04                2/25/04          221,896,542.89             6.448                 9.850
     2/25/04                3/25/04          216,564,525.01             6.895                 9.850
     3/25/04                4/25/04          211,244,577.98             6.452                 9.850
     4/25/04                5/25/04          206,057,271.54             6.670                 9.850
     5/25/04                6/25/04          200,999,240.57             6.457                 9.850
     6/25/04                7/25/04          196,067,206.70             6.675                 9.850
     7/25/04                8/25/04          191,257,976.07             6.462                 9.850
     8/25/04                9/25/04          186,568,437.06             6.465                 9.850
     9/25/04               10/25/04          181,995,558.22             6.683                 9.850
    10/25/04               11/25/04          177,536,386.10             6.471                 9.850
    11/25/04               12/25/04          173,188,043.27             6.689                 9.850
    12/25/04                1/25/05          168,947,726.33             6.477                 9.850
     1/25/05                2/25/05          164,812,703.96             6.480                 9.850
     2/25/05                3/25/05          160,780,315.03             7.179                 9.850
     3/25/05                4/25/05          156,847,994.83             6.491                 9.850
     4/25/05                5/25/05          153,013,256.53             7.275                 9.850
     5/25/05                6/25/05          149,283,207.18             8.168                 9.850
     6/25/05                7/25/05          145,664,591.16             8.439                 9.850
     7/25/05                8/25/05          142,134,845.12             8.166                 9.850
     8/25/05                9/25/05          138,691,747.07             8.166                 9.850
     9/25/05               10/25/05          135,333,137.24             8.439                 9.850
    10/25/05               11/25/05          132,056,913.60             8.348                 9.850
    11/25/05               12/25/05          128,863,007.69             9.013                 9.850
    12/25/05                1/25/06          125,751,312.83             8.721                 9.850
     1/25/06                2/25/06          122,715,685.47             8.758                 9.850
     2/25/06                3/25/06          119,754,805.08             9.695                 9.850
     3/25/06                4/25/06          116,866,228.70             8.760                 9.850
     4/25/06                5/25/06          114,048,207.49             9.236                 9.850
     5/25/06                6/25/06          111,300,408.69             9.306                 9.850
     6/25/06                7/25/06          108,622,518.29             9.614                 9.850
     7/25/06                8/25/06          106,009,794.46             9.316                 9.850
     8/25/06                9/25/06          103,460,763.08             9.315                 9.850
     9/25/06               10/25/06          100,973,705.85             9.626                 9.850
    10/25/06               11/25/06           98,547,102.17             9.491                 9.850
    11/25/06               12/25/06           96,180,529.50            10.107                 9.850
    12/25/06                1/25/07           93,873,557.62             9.770                 9.850
     1/25/07                2/25/07           91,622,496.40             9.772                 9.850
     2/25/07                3/25/07           89,426,070.55            10.807                 9.850
     3/25/07                4/25/07           87,282,827.41             9.752                 9.850

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                 COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]             MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                 SERIES 2003-HE1

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                                        AVAILABLE
                   AVAILABLE FUNDS      FUNDS CAP
PAYMENT DATE          CAP (1)(2)          (1)(3)
-------------      ---------------      ---------
  11/25/03              7.682             7.682
  12/25/03              6.659             9.900
   1/25/04              6.446             9.904
   2/25/04              6.448             9.905
   3/25/04              6.895             9.899
   4/25/04              6.452             9.909
   5/25/04              6.670             9.906
   6/25/04              6.457             9.911
   7/25/04              6.675             9.909
   8/25/04              6.462             9.915
   9/25/04              6.465             9.916
  10/25/04              6.683             9.914
  11/25/04              6.471             9.919
  12/25/04              6.689             9.917
   1/25/05              6.477             9.922
   2/25/05              6.480             9.924
   3/25/05              7.176             9.911
   4/25/05              6.483             9.928
   5/25/05              6.484             9.911
   6/25/05              5.887             9.891
   7/25/05              6.089             9.886
   8/25/05              5.898             9.893
   9/25/05              5.904             9.895
  10/25/05              6.106             9.888
  11/25/05              5.915             9.891
  12/25/05              6.118             9.874
   1/25/06              5.927             9.882
   2/25/06              5.911             9.883
   3/25/06              6.551             9.855
   4/25/06              5.923             9.884
   5/25/06              6.127             9.870
   6/25/06              5.936             9.868

                                        AVAILABLE
                   AVAILABLE FUNDS      FUNDS CAP
PAYMENT DATE          CAP (1)(2)          (1)(3)
-------------      ---------------      ---------
   7/25/06              6.141             9.858
   8/25/06              5.950             9.869
   9/25/06              5.957             9.869
  10/25/06              6.163             9.858
  11/25/06              5.972             9.863
  12/25/06              6.132            10.107
   1/25/07              5.936             9.852
   2/25/07              5.938             9.853
   3/25/07              6.576            10.807
   4/25/07              5.942             9.853
   5/25/07              6.141            10.242
   6/25/07              5.945            10.164
   7/25/07              6.145            10.489
   8/25/07              5.949            10.152
   9/25/07              5.951            10.139
  10/25/07              6.151            10.465
  11/25/07              5.954            10.118
  12/25/07              6.155            10.442
   1/25/08              5.958            10.092
   2/25/08              5.960            10.093
   3/25/08              6.373            10.775
   4/25/08              5.963            10.068
   5/25/08              6.164            10.390
   6/25/08              5.967            10.042
   7/25/08              6.168            10.364
   8/25/08              5.971            10.018
   9/25/08              5.972            10.005
  10/25/08              6.173            10.326
  11/25/08              5.976             9.980
  12/25/08              6.177            10.299
   1/25/09              5.980             9.954
   2/25/09              5.981             9.942

                                        AVAILABLE
                   AVAILABLE FUNDS      FUNDS CAP
PAYMENT DATE          CAP (1)(2)          (1)(3)
-------------      ---------------      ---------
   3/25/09              6.624            10.993
   4/25/09              5.985             9.916
   5/25/09              6.186            10.234
   6/25/09              5.989             9.891
   7/25/09              6.190            10.208
   8/25/09              5.992             9.866
   9/25/09              5.994             9.854
  10/25/09              6.196            10.169
  11/25/09              5.997             9.829
  12/25/09              6.200            10.143
   1/25/10              6.006             9.806
   2/25/10              6.013             9.801
   3/25/10              6.665            10.846
   4/25/10              6.026             9.792
   5/25/10              6.234            10.113
   6/25/10              6.040             9.783
   7/25/10              6.249            10.105
   8/25/10              6.055             9.776
   9/25/10              6.062             9.772
  10/25/10              6.272            10.095
  11/25/10              6.078             9.766
  12/25/10              6.289            10.089
   1/25/11              6.094             9.761
   2/25/11              6.102             9.759
   3/25/11              6.765            10.802
   4/25/11              6.119             9.755
   5/25/11              6.332            10.079
   6/25/11              6.137             9.753
   7/25/11              6.351            10.077
   8/25/11              6.156             9.752
   9/25/11              0.000             9.752
  10/25/11              0.000             0.000

1. Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest due based on the net Mortgage Rates in effect on the related Due Date, divided by (y) the aggregate Certificate Principal Balance as of the first day of the applicable Accrual Period multiplied by 30 and divided by the actual number of days in the related Accrual Period.

2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.12% and 1.22%, respectively.

3. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, 1 month LIBOR remain constant at 1.12% and then 20.00% thereafter and 6 month LIBOR remain constant at 1.22% and then 20.00% thereafter, respectively.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                 COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]             MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                 SERIES 2003-HE1

                      DISCOUNT MARGIN TABLE - TO CALL (1)

----------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED           0%               80%              100%              150%               200%
----------------     -------------     -------------     -------------     -------------     -------------
A-1
 100.0000 PRICE            38                38                38                38                38
WAL                     17.24              3.39              2.67              1.56              0.98
PRINCIPAL WINDOW     Nov03 - Nov31     Nov03 - Aug13     NOV03 - AUG11     Nov03 - Oct08     Nov03 - Jul06

A-2A
 100.0000 PRICE            22                22                22                22                22
WAL                     12.62              1.51              1.19              0.76              0.53
PRINCIPAL WINDOW     Nov03 - Apr25     Nov03 - May07     NOV03 - JUN06     Nov03 - Jun05     Nov03 - Dec04

A-2B
 100.0000 PRICE            52                52                52                52                52
WAL                     25.75              6.85              5.41              3.03              1.80
PRINCIPAL WINDOW     Apr25 - Nov31     May07 - Aug13     JUN06 - AUG11     Jun05 - Oct08     Dec04 - Jul06

M-1
 100.0000 PRICE            75                75                75                75                75
WAL                      25.10             6.40              5.20              4.33              3.14
PRINCIPAL WINDOW     Aug23 - Nov31     Nov06 - Aug13     JAN07 - AUG11     Jul07 - Oct08     Jul06 - Apr07

M-2
 100.0000 PRICE            175              175               175               175               175
WAL                      25.10             6.40              5.17              3.95              3.49
PRINCIPAL WINDOW     Aug23 - Nov31     Nov06 - Aug13     DEC06 - AUG11     Feb07 - Oct08     Apr07 - Apr07

M-3
 100.0000 PRICE            225              225               225               225               225
WAL                      25.10             6.40              5.16              3.81              3.49
PRINCIPAL WINDOW     Aug23 - Nov31     Nov06 - Aug13     NOV06 - AUG11     Jan07 - Oct08     Apr07 - Apr07

B-1
98.8488 PRICE              307              321               325               333               336
WAL                      25.10             6.40              5.15              3.77              3.46
PRINCIPAL WINDOW     Aug23 - Nov31     Nov06 - Aug13     NOV06 - AUG11     Jan07 - Oct08     Mar07 - Apr07

B-2
92.2695 PRICE              352              445               475               531               553
WAL                      25.10             6.40              5.15              3.73              3.37
PRINCIPAL WINDOW     Aug23 - Nov31     Nov06 - Aug13     NOV06 - AUG11     Dec06 - Oct08     Jan07 - Apr07

B-3
76.8661 PRICE              476              798               900              1091              1171
WAL                      25.00             6.17              4.96              3.59              3.22
PRINCIPAL WINDOW     Aug23 - Nov31     Nov06 - Aug13     NOV06 - AUG11     Nov06 - Oct08     Dec06 - Apr07

(1)   Assumes 10/30/03 Closing Date

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                 COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]             MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                 SERIES 2003-HE1

                    DISCOUNT MARGIN TABLE - TO MATURITY (1)

----------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED          0%                80%              100%             150%               200%
----------------     -------------     -------------     -------------     -------------     -------------
A-1
 100.0000 PRICE            38                41                41                41                38
WAL                     17.30              3.68              2.92              1.72              0.98
PRINCIPAL WINDOW     Nov03 - Apr33     Nov03 - Nov24     NOV03 - MAR21     Nov03 - Aug15     Nov03 - Jul06

A-2A
 100.0000 PRICE            22                22                22                22                22
WAL                     12.62              1.51              1.19              0.76              0.53
PRINCIPAL WINDOW     Nov03 - Apr25     Nov03 - May07     NOV03 - JUN06     Nov03 - Jun05     Nov03 - Dec04

A-2B
 100.0000 PRICE            52                57                57                59                52
WAL                     25.93              7.67              6.11              3.50              1.80
PRINCIPAL WINDOW     Apr25 - Apr33     May07 - Nov24     JUN06 - MAR21     Jun05 - Aug15     Dec04 - Jul06

M-1
 100.0000 PRICE            75                78                78                78                86
WAL                     25.26              7.03              5.75              4.70              4.49
PRINCIPAL WINDOW     Aug23 - Mar33     Nov06 - Sep20     JAN07 - NOV17     Jul07 - Jan13     Jul06 - Mar12

M-2
 100.0000 PRICE           175               181               181               181               193
WAL                     25.25              6.95              5.64              4.27              4.48
PRINCIPAL WINDOW     Aug23 - Jan33     Nov06 - Feb19     DEC06 - JUL16     Feb07 - Feb12     Jul07 - Aug09

M-3
 100.0000 PRICE           225               230               231               231              233
WAL                     25.23              6.82              5.51              4.04              3.78
PRINCIPAL WINDOW     Aug23 - Oct32     Nov06 - Mar17     NOV06 - AUG14     Jan07 - Oct10     May07 - Aug08

B-1
98.8488 PRICE             308               325               330               337              339
WAL                     25.20              6.70              5.40              3.94              3.57
PRINCIPAL WINDOW     Aug23 - Aug32     Nov06 - Jan16     NOV06 - AUG13     Jan07 - Feb10     Mar07 - Mar08

B-2
92.2695 PRICE             352               445               475               530              552
WAL                     25.15              6.53              5.26              3.80              3.41
PRINCIPAL WINDOW     Aug23 - May32     Nov06 - Jan15     NOV06 - OCT12     Dec06 - Jul09     Jan07 - Oct07

B-3
76.8661 PRICE             476               798               900              1091              1171
WAL                     25.00              6.17              4.96              3.59              3.22
PRINCIPAL WINDOW     Aug23 - Nov31     Nov06 - Aug13     NOV06 - AUG11     Nov06 - Oct08     Dec06 - Apr07

(1) Assumes 10/30/03 Closing Date

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.